Higher One Holdings, Inc.

December 16, 2015

Higher One
A shared course for success

Forward-Looking Statements

This presentation contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature. Forward-looking statements are based on the current beliefs and expectations of Higher One management and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement; the inability to obtain Higher One’s shareholder approval or the failure to satisfy other conditions to completion of the proposed transaction, including receipt of regulatory approvals, industry competition, pricing and macro-economic conditions and Higher One’s financial and operating prospects. These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding risks associated with our business, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Higher One
A shared course for success

Important Information

In connection with the proposed transaction, Higher One will prepare a proxy statement for its stockholders to be filed with the Securities and Exchange Commission (the "SEC"). The proxy statement will contain information about Higher One, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. In addition to receiving the proxy statement from Higher One by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about Higher One, without charge, from the SEC's website at www.sec.gov or, without charge, from Higher One's investor relations website at http://www.ir.higherone.com or by directing such request to Higher One Holdings, Inc., 115 Munson St, New Haven, CT 06511.

Higher One and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Higher One's directors and executive officers is available in its 2014 Annual Report on Form 10-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Higher One
A shared course for success

Customer Bank Transaction

- Higher One (NYSE: ONE) agrees to sell its Disbursements business, including the OneAccount, to Customers Bancorp, Inc. (NYSE: CUBI)

- Terms
  - Total purchase price of $37 million, payable in three installments:
    - $17 million at closing
    - $10 million on the first anniversary date of closing
    - $10 million on the second anniversary date of closing

- Potential for incentive payments beginning in 2017
  - ONE to receive 35% of all gross Disbursements business revenues, calculated in accordance with GAAP, exceeding $75 million in 2017, 2018 and 2019

- Key Aspects
  - CUBI to assume most post-closing liabilities except for certain matters including Federal Reserve and FDIC matters
  - CUBI committed to make offers to over 200 employees of the Disbursements and OneAccount business
  - ONE to provide 12-months of transition services to CUBI for $5 million

Higher One
A shared course for success

Rationale

- Impact of the final Department of Education rule results in fewer accounts and lower revenue-per-account
- Regulatory scrutiny on bank partner model
  - Ongoing discussions with the Federal Reserve and FDIC related to open matters
  - Requirement for continued investment in compliance impacts profitability
- Focus on Payments

Higher One
A shared course for success

Timeline

- Customers Bank Transaction
  - Transaction expected to close in the second quarter of 2016
  - At close, a 12-month transition services period commences

- ONE Proxy Process
  - ONE will call shareholder meeting to approve the deal
  - Expect to file a preliminary proxy statement in mid-January 2016
  - Special shareholder meeting targeted for the first quarter of 2016

Higher One
A shared course for success

Go-Forward Plan

- ONE evaluating strategic options for remaining business
- ONE has retained Raymond James as a financial advisor

Higher One
A shared course for success

Q & A

A shared course for success